UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
 FORM 8-K
 ______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 18, 2024
 ______________________________
LIFEVANTAGE CORPORATION
(Exact name of registrant as specified in its charter)
______________________________

Delaware	001-35647	90-0224471
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3300 Triumph Blvd, Suite 700
Lehi, Utah 84043
(Address of principal executive offices, including zip code)
(801) 432-9000
(Registrant's telephone number)
_____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.0001	LFVN	The Nasdaq Stock Market LLC
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification of Rights of Security Holders.
Effective August 28, 2024, the Rights Agreement dated August 30, 2023, between LifeVantage Corporation (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”) expired in accordance with its terms. The Rights Agreement provided common stockholders of the Company with the right to purchase shares of the Company’s Series A Junior Participating Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”) upon the terms and subject to the conditions set forth in the Rights Agreement. As a result, the stock purchase rights under the Rights Agreement have been terminated and are no longer effective.
The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 18, 2024, in connection with the expiration of the Rights Agreement described in Item 3.03 above, the Company filed a Certificate of Elimination of Series A Junior Participating Preferred Stock of LifeVantage Corporation (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware. The Certificate of Elimination, which was effective upon filing, eliminated all matters set forth in the Certificate of Designation of Series A Junior Participating Preferred Stock of LifeVantage Corporation filed by the Company on August 30, 2023 (the “Certificate of Designation”) with respect to the Series A Preferred Stock. No shares of Series A Preferred Stock were issued and outstanding at the time of the filing of the Certificate of Elimination. Such shares previously designated Series A Preferred Stock will be returned to the authorized but undesignated shares of the Company's preferred stock.
The Certificate of Elimination became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K. The above description of the Certificate of Elimination is a summary and, as such, is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of LifeVantage Corporation, filed November 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	November 19, 2024	By:	LIFEVANTAGE CORPORATION /s/ Steven R. Fife
		Name:	Steven R. Fife
		Title:	President and Chief Executive Officer